UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 25, 2007
                                                         ----------------

                           Double-Take Software, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                        001-33184              20-0230046
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  (State or other jurisdiction         (Commission           (I.R.S. Employer
       of incorporation)               File Number)          Identification No.)

   257 Turnpike Road, Suite 210                                     01772
   Southborough, Massachusetts
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 (Address of principal executive offices)                       (Zip Code)

         Registrant's telephone number, including area code 877-335-5674
                                                            ------------
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 2.02 On October 25, 2007 Double-Take Software, Inc. issued a press release reporting financial results for the quarter ended September 30, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(c)      Exhibits

99.1 Press Release issued by Double-Take Software, Inc. dated October 25, 2007 announcing financial results for the quarter ended September 30, 2007.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   Double-Take Software, Inc.
                                   --------------------------

Date 10/25/2007
                                   /S. Craig Huke
                                   --------------
                                   Vice President and Chief Financial Officer